UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. ___)
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CARDO MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2010
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Cardo Medical, Inc. to be held at our New Jersey office, 10 Clifton Boulevard, Suite B-1, Clifton, New Jersey 07011 on Wednesday, June 16, 2010 at 10:00 a.m. Eastern Standard Time.
The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. At the Annual Meeting, you will have an opportunity to meet management and ask questions.
Whether or not you plan to attend the Annual Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.
We look forward to seeing you on June 16, 2010 and urge you to return your proxy card as soon as possible.

Sincerely,

Andrew A. Brooks, M.D.
Chairman of the Board and Chief Executive Officer

CARDO MEDICAL, INC.
9701 Wilshire Boulevard, Suite 1100, Beverly Hills, California 90212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday, June 16, 2010

To the Stockholders of Cardo Medical, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cardo Medical, Inc., a Delaware corporation (“Cardo”), will be held at 10:00 a.m., Eastern Standard Time, on Wednesday, June 16, 2010, at the New Jersey office of Cardo Medical, Inc., 10 Clifton Boulevard, Suite B-1, Clifton, New Jersey 07011, for the following purposes:
(1)	The election of eight members to Cardo’s Board of Directors to hold office until our next annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	The approval of the Cardo Medical, Inc. 2010 Equity Incentive Plan (the “Plan”); and

(3)	The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
The Board of Directors has fixed the close of business on April 20, 2010 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.
Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors,

Joshua B. Weingard
Chief Legal Officer and Corporate Secretary
Beverly Hills, California
April 30, 2010
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2010
The accompanying proxy statement and the 2009 Annual Report on Form 10-K are available at
www.cardomedical.com
YOUR VOTE IS IMPORTANT
ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, ALL STOCKHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS OF RECORD WHO EXECUTE A PROXY CARD MAY REVOKE THEIR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AND VOTE THEIR SHARES IN PERSON AT THE MEETING.

ANNUAL MEETING OF STOCKHOLDERS
OF
CARDO MEDICAL, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by our Board of Directors of proxies from the holders of our common stock for use at our Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time, on Wednesday, June 16, 2010, at our New Jersey office, 10 Clifton Boulevard, Suite B-1, Clifton, New Jersey 07011 or at any adjournments or postponements thereof, pursuant to the foregoing Notice of Annual Meeting of Stockholders (the “Annual Meeting”). This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about May 4, 2010.
Stockholders should review the information provided herein in conjunction with our Annual Report, a copy of which accompanies this proxy statement. Our principal executive offices are located at 9701 Wilshire Boulevard, Suite 1100, Beverly Hills, California 90212 and our telephone number is (310) 274-2036.
INFORMATION CONCERNING YOUR PROXY
The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not prevent a stockholder of record to vote in person at the Annual Meeting should a stockholder of record giving a proxy so desire. Stockholders of record have an unconditional right to revoke their proxy at any time prior to the vote at the Annual Meeting, either in person at the Annual Meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting. If you hold your shares beneficially in “street name” through your broker, you must obtain a signed proxy from the record holder in order to vote the shares in person at the Annual Meeting.
The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne solely by us. In addition to the use of mail, our employees may solicit proxies personally, by telephone and by facsimile. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.
PURPOSES OF THE MEETING
At the Annual Meeting, our stockholders will consider and vote upon the following matters:
(1)	The election of eight members to our Board of Directors to hold office until our next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
(2)	The approval of the Cardo Medical, Inc., 2010 Equity Incentive Plan (the “Plan”); and
(3)	The transaction of such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.
Shares represented by valid proxies will be voted in the manner specified in such proxy. Shares represented by valid proxies which do not contain voting instructions as to a matter will be voted FOR the election of the nominees for director named below and FOR the approval of the Plan. In the event that any other business may properly come before the meeting, the shares represented by valid proxies received pursuant to this solicitation will be voted in the discretion of the proxy holder. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact Michael Kvitnitsky at (973) 777-8832.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
The Board of Directors has set the close of business on April 20, 2010 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 230,293,141 shares of our common stock outstanding. Only the record holders of issued and outstanding shares of our common stock as of the close of business on the record date are entitled to vote at the Annual Meeting. Stockholders that own their shares in “street name” through a stock brokerage account or through a bank or nominee may attend the meeting but may not grant a proxy or vote at the meeting. Instead, the broker, bank or nominee is considered the record holder of those shares and those stockholders must instruct the record holder how they wish their shares to be voted. Stockholders are entitled to one vote for each share held, and do not have the right to cumulate their votes. Stockholders do not have rights of appraisal or similar rights of dissenters under the General Corporation Law of the State of Delaware with respect to any of the proposals set forth in this proxy statement.
A majority of the shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum with respect to all matters presented. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval of the Plan. Any other matter that may be submitted to a vote of the stockholders will be approved by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter, unless such matter is one for which a greater vote is required by law or by our Certificate of Incorporation or Bylaws. If less than a majority of the shares of common stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.
Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting but will not be counted as votes cast for or against any given matter. Abstentions will have no effect on the election of directors and will have the effect of a negative vote on the approval of the Plan.
Broker “non-votes” occur when a broker, bank or other nominee who holds shares in “street name” for a beneficial owner does not have discretionary authority to vote on a matter and has not received instructions on how to vote from the beneficial owner of the shares. Under recent New York Stock Exchange (“NYSE”) rule changes, a broker does not have the discretion to vote on the election of directors. As a result, any broker that is a member of the NYSE will not have the discretion to vote on the election of directors. A broker non-vote will have no effect on the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information with respect to the beneficial ownership of our outstanding common stock as of April 20, 2010, by (i) each director, (ii) each named executive officer identified in the Summary Compensation Table, (iii) all directors and executive officers as a group, and (iv) each stockholder identified as beneficially owning greater than 5% of our common stock. Except as otherwise indicated below, each person named in the tables has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. To our knowledge, none of the shares reported below are pledged as security.
For purposes of the following tables, a person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from April 20, 2010 upon exercise of options, warrants and/or other convertible or exercisable securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and other convertible or exercisable securities that are held by that person (but not those held by any other person) and that are convertible or exercisable within the 60-day period have been exercised. The percentage of outstanding common shares has been calculated based upon 230,293,141 shares of common stock outstanding on April 20, 2010. None of the stockholders listed below have any options, warrants or other derivative securities with respect to our common stock that are convertible or exercisable within 60 days from April 20, 2010, unless indicated otherwise below.

	Shares of Common Stock
	Beneficially Owned
	Amount and Nature of
Directors and Officers	Beneficial Ownership(1)		Percent of Class

Andrew A. Brooks, M.D.	61,869,189		26.86%
Michael Kvitnitsky	28,956,653		12.57%
Stephen Liu, M.D.	2,800,000	(2)	1.21%
Joseph Loggia	8,000		*
Thomas H. Morgan	7,863,615		3.42%
Ronald N. Richards, Esq.	675,205		*
Derrick Romine	771,941		*
Steven D. Rubin	53,197		*
Subbarao Uppaluri, Ph.D.	346,967		*
All directors and executive officers as a group (9 persons)	103,344,767		44.83%

*	Indicates ownership of less than 1%.

(1)	Includes currently exercisable options to purchase shares of common stock held by the directors and executive officers as follows: Dr. Brooks — 45,000; Mr. Kvitnitsky — 40,000; Mr. Loggia — 8,000; Mr. Morgan — 8,000; Mr. Richards — 8,000; Mr. Romine — 94,000; Mr. Rubin — 8,000 and Mr. Uppaluri — 8,000.

(2)	Represents the following: (1) 200,000 shares held by Dr. Liu’s spouse and mother-in-law as joint tenants, (2) 2,000,000 shares held by Portal Venture LLC and (3) 600,000 shares held by PacRim Capital Partners, LLC. Dr. Liu owns 35% of Portal Venture LLC and PacRim Capital Partners, LLC, and is a director of PacRim Capital Partners, LLC. Dr. Liu disclaims beneficial ownership of these securities, except to the extent of any pecuniary interest in such securities.

	Shares of Common Stock
	Beneficially Owned
	Number and Nature of
5% or More Stockholders(1)	Beneficial Ownership	Percent of Class

Frost Gamma Investments Trust (2)	33,250,911	14.44%

(1)	Based on information in separate Schedule 13Ds dated September 8, 2008, Andrew A. Brooks, M.D. and Michael Kvitnitsky also are 5% or more stockholders. The business address of Andrew A. Brooks and Michael Kvitnitsky is 9701 Wilshire Boulevard, Suite 1100, Beverly Hills, CA 90212.

(2)	Based on information in Amendment No. 2 to Schedule 13D dated December 8, 2009, Frost Gamma Investments Trust holds 33,250,911 shares of common stock. The business address of Frost Gamma Investments Trust is 4400 Biscayne Boulevard, Suite 1500, Miami, Florida 33137. Phillip Frost, M.D. is the trustee and Frost Gamma Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust.

ELECTION OF DIRECTORS
(Proposal No. 1)
Nominees for Election as Director
Eight persons are nominated for election as directors to serve until our next Annual Meeting of Stockholders and until each director’s successor is duly elected and qualified. Although we anticipate that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors, unless directed by a proxy to do otherwise.
The following table sets forth the names and ages of the director nominees. Each director nominee is a current director of ours who has been nominated for election at the Annual Meeting. Dr. Stephen Liu was appointed to the Board of Directors on April 8, 2010 and is standing for election for the first time upon the recommendation of our Nominating Committee. Dr. Andrew Brooks identified Dr. Liu as a candidate for director.

Name	Age

Andrew A. Brooks, M.D.	48
Michael Kvitnitsky	45
Stephen Liu, M.D.	50
Joseph Loggia	50
Thomas H. Morgan	56
Ronald N. Richards, Esq.	43
Steven D. Rubin, Esq.	49
Subbarao Uppaluri, Ph.D.	59
The following additional information is provided for each of the directors listed above.
Andrew A. Brooks, M.D. Dr. Brooks has served as our Chairman of the Board and Chief Executive Officer since September 2008. He founded Cardo Medical, LLC on April 6, 2007, and has served as the President and Chief Executive Officer and manager of Cardo Medical, LLC and of Accelerated Innovation, LLC. Dr. Brooks has been in the private practice of orthopedic surgery since 1994, specializing in sports medicine, arthroscopy and joint reconstruction. He has previously served as a design consultant to major companies for joint reconstruction and sports medicine products. He currently maintains a part time surgical practice at the Southern California Orthopedic Institute in Van Nuys, California.
Dr. Brooks was a founder and managing partner of Specialty Surgical Centers, a group of multi-specialty outpatient surgical centers operating in Beverly Hills, Encino, Irvine, Arcadia and Westlake Village. These surgical centers were sold to Symbion Healthcare, Inc. in August 2005. Dr. Brooks currently serves as a managing partner of Specialty Surgical Center in Westlake Village. Dr. Brooks also co-founded the Ridgecrest Sports Rehabilitation Center in 1995, which was sold to a public company in February 1998.
Dr. Brooks is a graduate of the University of Southern California School of Medicine. He completed his residency in Orthopaedic Surgery at the University of Southern California, and subsequently completed a fellowship in arthroscopic reconstructive surgery and sports medicine at the Hughston Clinic in Columbus, Georgia. Dr. Brooks is board-certified by the American Board of Orthopaedic Surgery and is a Fellow of the American Academy of Orthopaedic Surgeons. He is also a Fellow of the American College of Surgeons and a member of the Arthroscopy Association of North America. He is an active member of the Los Angeles Chapter of the Young Presidents Organization.

Dr. Brooks brings extensive leadership, business, and medical experience, as well as tremendous knowledge of our business and the orthopedic industry generally, to the Board. His experience as a practicing orthopedic surgeon, design consultant to major companies for joint reconstruction and sports medicine products, and entrepreneur has given him broad understanding and expertise, particularly relating to medical and business matters.
Michael Kvitnitsky. Mr. Kvitnitsky has served as our President and Chief Operating Officer and as a director of our company since September 2008. Since May 2007, Mr. Kvitnitsky has served as the Chief Operating Officer and manager of Cardo Medical, LLC and Accelerated Innovation, LLC. He also has served as the President and manager of Cervical Xpand, LLC, a developmental-stage spinal company, since July 2005, and of Uni-Knee, LLC, a developmental-stage orthopedic company, since May 2006. Mr. Kvitnitsky founded Accin Corporation, a medical device company, for which he has served as President, Chief Executive Officer and director since February 2005. Prior to that, Mr. Kvitnitsky was employed by Stryker Corporation (NYSE: SYK) from 1998 until January 2005; his last position with Stryker was Vice President, Innovation and Business Development, of Stryker International. His prior employment, from 1990 to 1998, included engineering and research positions with multinational medical device companies in the United States and, from 1986 to 1989, included research institutions in Ukraine.
Mr. Kvitnitsky brings extensive leadership, business, and engineering experience, as well as an in-depth understanding of the Company’s history and tremendous knowledge of our business and the orthopedic industry generally, to the Board. His experience as a practicing engineer and executive officer to multiple companies, including companies in the medical device sector, has given him broad understanding and expertise, particularly relating to research and development matters.
Stephen Liu, M.D. Dr. Liu has served as a director of our company since April 2010. Dr. Liu currently serves as Chairman and Chief Executive Officer of ChiMed, Inc., a visual health content provider for consumers in Asia, Chairman of First China Capital Partners, a boutique merchant bank based in China, Hong Kong and the Taiwan, as well as Chief Executive Officer of Arrin Corporation (OTCBB:ARRI), a publicly traded shell company with no operations. From September 2000 through September 2008, Dr. Liu served as Chairman of InterBusiness Bank and from 1992 until 2006, Dr. Liu served on the faculty of the UCLA School of Medicine and was a team physician staff member for UCLA athletics for 8 years. Between 1994 and 2000, Dr. Liu provided clinical advisory services to Mitek Surgical Devices, Inc., a division of Johnson and Johnson, Innovative Devices, Inc., and Stryker of Greater China. Dr. Liu graduated from the University of Southern California School of Medicine, and trained as an orthopedic surgeon specializing in Sports Medicine.
Dr. Liu brings extensive leadership, business, and medical experience to the Board. His experience as a practicing medical doctor, provider of clinical advisory services, executive officer and board member to multiple companies has given him broad understanding and expertise, particularly relating to business and medical matters.
Joseph Loggia. Mr. Loggia has served as a director of our company since September 2008. Mr. Loggia has served as the Chief Executive Officer of Advanstar, Inc. and its wholly-owned subsidiary, Advanstar Communications, Inc., a leading worldwide media company providing integrated marketing solutions for the fashion, life sciences and powersports industries, since January 2004. As Chief Executive Officer, he led Advanstar’s effort to develop and implement a new strategy, transforming the company from a traditional B2B publisher and trade show producer to a market-focused media company, culminating in a $1.14 billion sale of the company in 2007 to Veronis Suhler Stevenson, LLC, a private equity firm focusing on media, communications, information and education industries in North America and Europe. From 2001 through 2003, Mr. Loggia served as President and Chief Operating Officer of Advanstar, leading the company’s efforts to enhance its operating efficiencies and implementing state-of-the-art data systems, new business development procedures and rewards, and a new growth-based management compensation system. From 1995 through 1998, he served as President and Chief Executive Officer of MAGIC International, producer of the MAGIC Marketplace apparel trade show, leading the acquisition of MAGIC by Advanstar in 1998. Prior to joining MAGIC, Mr. Loggia, who is a certified public accountant, was a manager at the accounting firm of Coopers & Lybrand in its fraud and financial investigations division, after having spent 10 years in law enforcement.

Mr. Loggia brings extensive leadership, business, and accounting experience to the Board. His experience as a certified public accountant and executive officer to multiple companies, has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.
Thomas H. Morgan. Mr. Morgan has served as a director of our company since September 2008. He is the Managing Member of Morgan Exploration, LLC, Morgan Marathon, LLC and Morgan United, LLC. Since 1982, Mr. Morgan also has been the founder and President of Morgan Energy Corporation, an oil and gas exploration company. Prior to that, he worked for Conoco Oil Company and Gulf Oil Company. Mr. Morgan has drilled, developed and owned interests in thousands of oil and gas wells throughout the Rocky Mountain region, Texas and Oklahoma. Through other entities, since 1985, Mr. Morgan has owned and developed numerous shopping centers, apartment complexes, condo towers and luxury single-family residences throughout the United States.
Mr. Morgan brings extensive leadership and business experience to the Board. His experience as an executive officer and entrepreneur, has given him broad understanding and expertise, particularly relating to business and finance matters.
Ronald N. Richards, Esq. Mr. Richards has served as a director of our company since September 2008. Mr. Richards has represented Specialty Surgical Centers, as one of its litigation counsel, and other medical professionals and clinics throughout Southern California. Since 2000, he was the senior partner of Ronald Richards & Associates based in Beverly Hills, California. Since 2003, Mr. Richards has served as Secretary of Sierra Towers Homeowners Association. Mr. Richards was a professor of law at the San Fernando Valley College of Law from 2006 to 2007. He has had numerous published opinions in the state courts and federal courts of appeal. Mr. Richards lectures to other attorneys on various legal matters and has published works on various related medical topics. In 2008, he obtained a Certificate of Management from the Anderson School of Management at the University of California, Los Angeles. Mr. Richards received his law degree from University of La Verne in 1995 and his undergraduate degree from the University of California, Los Angeles, in 1991.
Mr. Richards brings extensive leadership, business, and legal experience to the Board. He has advised medical professionals and clinics in several aspects of business, regulatory, transactional, and legal affairs for more than 15 years. His experience as a practicing lawyer advising medical professionals and clinics has given him broad understanding and expertise, particularly relating to legal and medical matters.
Steven D. Rubin, Esq. Mr. Rubin has served as a director of our company since September 2008. Mr. Rubin has served as Executive Vice President-Administration and as a director of OPKO Health, Inc. since February 2007. Mr. Rubin served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006. Mr. Rubin currently serves on the board of directors of Dreams, Inc., a vertically integrated sports licensing and products company, Safestitch Medical, Inc., a medical device company, Searchmedia Holdings, Ltd, a leading nationwide multi-platform media company and one of the largest operators of integrated outdoor billboard and in-elevator advertising networks in China, PROLOR Biotech, Inc., a development stage biopharmaceutical company, Kidville, Inc., which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to 5 year olds, Non-Invasive Monitoring Systems, Inc., a medical device company, Castle Brands, Inc., a developer and marketer of premium brand spirits, and Neovasc, Inc., a company developing and marketing medical specialty vascular devices. Mr. Rubin previously served as a director for Ideation Acquisition Corp.
Mr. Rubin brings extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally, to the Board. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

Subbarao Uppaluri, Ph.D. Dr. Uppaluri has served as a director of our company since September 2008. Dr. Uppaluri has served as Senior Vice President and Chief Financial Officer of OPKO Health, Inc. since May 2007. Dr. Uppaluri served as the Vice President, Strategic Planning and Treasurer of IVAX from 1997 until December 2006. Before joining IVAX, from 1987 to August 1996, Dr. Uppaluri was Senior Vice President, Senior Financial Officer and Chief Investment Officer with Intercontinental Bank, a publicly traded commercial bank in Florida. In addition, he served in various positions, including Senior Vice President, Chief Investment Officer and Controller, at Peninsula Federal Savings & Loan Association, a publicly traded Florida S&L, from October 1983 to 1987. His prior employment, during 1974 to 1983, included engineering, marketing and research positions with multinational companies and research institutes in India and the United States. Dr. Uppaluri currently serves on the board of directors of Kidville, Inc, which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to 5 year olds, Non-Invasive Monitoring Systems, Inc., a medical devices company, and Winston Pharmaceuticals Inc., a specialty pharmaceutical company engaged in the discovery and development of products for pain management. Dr. Uppaluri previously served on the board of OPKO Health, Inc. and Ideation Acquisition Corp.
Dr. Uppaluri brings extensive leadership, business, and accounting experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally, to the Board. His experience as a practicing certified public accountant and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.
Vote Required and Recommendation
The Board of Directors recommends a vote FOR each of the nominees. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IDENTIFIED ABOVE.
Identification of Executive Officers
The following individuals are our executive officers.

Name	Age	Position

Andrew A. Brooks, M.D.	48	Chairman of the Board and Chief Executive Officer

Michael Kvitnitsky	45	President and Chief Operating Officer

Derrick Romine	41	Chief Financial Officer
All officers serve until they resign or are replaced or renamed at the discretion of the Board of Directors.
The following additional information is provided for Derrick Romine, an executive officer who is not a director.
Derrick Romine. Mr. Romine has served as our Chief Financial Officer since September 2008. Mr. Romine served as our Secretary from August 2008 until February 2010. Since February 2008, Mr. Romine has served as the Chief Financial Officer of Cardo Medical, LLC. Prior to joining Cardo Medical, LLC, he worked for 18 years in all aspects of finance and strategy, including corporate restructuring, capital structure management and organizational development. Most recently, from 2004 to February 2008, Mr. Romine served as Controller for Specialty Surgical Centers, following its acquisition by Symbion Healthcare, Inc. From 2000 to 2004, Mr. Romine held a key financial position at Doane Pet Care, Inc. As Doane’s Director of Financial Planning and Control, he orchestrated financial modeling for the largest private label pet food manufacturer globally. Prior to that, from 1997 to 2000, he worked in strategic projects as Director of Strategy & Analysis at Service Merchandise Corporation, a retail company, where he focused specifically on corporate restructure and capital management. Prior to 1997, Mr. Romine held various financial and operational positions in both the public and private sector.

CORPORATE GOVERNANCE
Pursuant to our bylaws, our business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of our business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The Board of Directors and each of its committees are authorized to retain financial, legal and other advisors. The Board of Directors reviews its performance annually.
We have adopted a Code of Conduct and Ethics applicable to our directors, officers and employees including our Chief Executive Officer, Chief Financial Officer and principal accounting officer. A copy of our Code of Conduct and Ethics is available on our website at www.cardomedical.com. We intend to post amendments to or waivers from our Code of Conduct and Ethics (to the extent applicable to our Chief Executive Officer, Chief Financial Officer or principal accounting officer or to our directors) on our website. Our website is not part of this proxy statement.
Determining Director Independence
The Board of Directors undertook a review of each director’s independence in April 2010. During this review, the Board of Directors considered transactions and relationships between each director or any member of his or her immediate family and us and our subsidiaries and affiliates. The Board of Directors also examined transactions and relationships between directors or their known affiliates and members of our senior management or their known affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under applicable laws and regulations and the NYSE Amex listing standards. As a result of our review of the relationships of each of the members of the Board of Directors, the Board of Directors affirmatively determined that a majority of our directors, including Stephen Liu, Joseph Loggia, Thomas H. Morgan, Steven D. Rubin, Ronald N. Richards and Subbarao Uppaluri are “independent” directors within the meaning of the listing standards of NYSE Amex and applicable law.
Board Leadership Structure and Role in Risk Oversight
Dr. Andrew Brooks serves as both our Chairman of the Board and Chief Executive Officer. The Company does not have a lead independent director. The Board believes that independent oversight of management is an important component of an effective board of directors, however the independent Board members have determined that the most effective Board leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the Board. The independent Board members believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and so advance the best interests of all stockholders, as and when appropriate.
The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight or management accountability. The Company’s governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in various Committee Charters, which are available on our website. Some of the relevant processes and other corporate governance practices include:
•	All of our directors, except Dr. Andrew Brooks and Michael Kvitnitsky, are independent directors, which is substantially above the NYSE Amex requirement that a majority of directors be independent. Each director is an equal participant in decisions made by the full Board. The Audit, Compensation and Nominating Committees are all comprised of independent directors.
•	Each of our directors is elected annually by our stockholders.

Committees of the Board of Directors and Meeting Attendance
During the fiscal year ended December 31, 2009 (“Fiscal 2009”), the Board of Directors held three meetings and took certain actions by unanimous written consent. Each director attended at least 75% of the aggregate of (i) the number of meetings of the Board of Directors held during Fiscal 2009, and (ii) the number of meetings held during Fiscal 2009 by all committees of the Board of Directors on which he or she served, except Mr. Richards was unable to attend one meeting of the Board of Directors and Mr. Loggia was unable to attend three meetings of the Board of Directors and two meetings of the Audit Committee. We have no formal policy requiring our directors to attend our annual meeting of stockholders.
The Board of Directors has established Audit, Compensation and Nominating Committees. The Board of Directors has adopted a written charter for each of these three committees, which is available on our website at www.cardomedical.com.
The Audit Committee
The Audit Committee currently consists of Subbarao Uppaluri (Chair), Joseph Loggia and Thomas H. Morgan. The Board of Directors has determined that all current members of the Audit Committee are “financially literate,” “financially sophisticated,” and “independent” within the meaning of the listing standards of NYSE Amex and applicable SEC regulations. The Board of Directors has determined that Subbarao Uppaluri meets the attributes of an “audit committee financial expert” within the meaning of SEC regulations.
The Audit Committee held five meetings during Fiscal 2009. The duties and responsibilities of the Audit Committee include (1) reviewing the Company’s financial statements and other financial information prepared by the Company and monitoring the integrity of such financial information, (2) monitoring the Company’s systems of internal controls established for finance, accounting, legal compliance and ethics, (3) reviewing the Company’s accounting and financial reporting processes generally and the audits of the financial statements of the Company, (4) monitoring the independence and performance of the Company’s independent registered public accounting firm, (5) providing effective communication among the Board of Directors, senior and financial management and the Company’s independent registered public accounting firm and (6) monitoring the Company’s compliance with legal regulatory and ethical requirements. The Board of Directors adopted a written charter for the Audit Committee, which is available on our website at www.cardomedical.com. A report from the Audit Committee is included at page 21.
The Compensation Committee
The Compensation Committee currently consists of Steven D. Rubin (Chair), Joseph Loggia and Ronald N. Richards. The Board of Directors has determined that all of the current members of the Compensation Committee are “independent” within the meaning of the listing standards of NYSE Amex. The Compensation Committee did not meet during Fiscal 2009 as the Company did not grant any equity awards to our directors and executive officers and no executive officer received a salary increase during Fiscal 2009. The Compensation Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to the compensation of our executive officers and directors. The Company’s compensation policies for executive officers and directors are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Company, and that a significant portion of the executive officer’s compensation should provide long-term incentives. The Compensation Committee strives to sets compensation of the Company’s executive officers and directors at levels that are sufficiently competitive so that the Company may attract, retain and motivate highly qualified executive officers and directors to contribute to the Company’s success. In assessing the overall compensation for executive officers and directors, the Compensation Committee may consider the Company’s performance, relative stockholder return and industry position, general industry data, awards given to the Company’s executive officers in past years and the recommendation of third-party consultants.

The Compensation Committee reviews and approves the Company’s goals and objectives relating to the compensation of the Company’s executive officers, evaluates the performance of the Company’s executive officers in light of such goals and objectives and sets the compensation level, perquisites and other benefits of the Company’s executive officers based on such evaluation. The Chief Executive Officer may not be present during the Compensation Committee’s deliberations or voting of matters concerning his performance and compensation. The Compensation Committee consults and takes into account the recommendation of the Chief Executive Officer concerning the performance and compensation of other executive officers of the Company. The Compensation Committee also advises the Board of Directors regarding proposed changes in the compensation of directors, as well as retirement policies and programs and perquisites for directors. In considering director compensation and perquisites, the Compensation Committee may take into consideration the relative responsibilities of directors in serving on the Board of Directors and its various committees. The Compensation Committee also assists the Board of Directors in the administration of employee benefit plans, including the 2010 Equity Incentive Plan being considered by stockholders included in this proxy statement. The Board of Directors adopted a written charter for the Compensation Committee, which is available on our website at www.cardomedical.com.
The Nominating Committee
The Nominating Committee currently consists of Ronald N. Richards (Chair), Thomas H. Morgan and Steven D. Rubin. The Board of Directors has determined that all of the current members of the Nominating Committee are “independent” within the meaning of the listing standards of NYSE Amex. The Nominating Committee is responsible for (1) identifying individuals qualified to become members of the Board of Directors or any committee, (2) recommending nominees for election as directors at each annual stockholder meeting, (3) recommending candidates to fill any vacancies on the Board of Directors or any committee, (4) overseeing the evaluation of the Board of Directors and (5) assisting the Board of Directors in developing and monitoring the Company’s corporate governance guidelines. The Board of Directors adopted a written charter for the Nominating Committee, which is available on our website at www.cardomedical.com.
The Nominating Committee did not meet during Fiscal 2009. The Nominating Committee met in April 2010 to consider the nomination of Dr. Liu and recommended the slate of directors included in this proxy statement. The Nominating Committee expects it will generally identify candidates for director through the business and other organizational contacts of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating Committee believes that those candidates can make to the Board of Directors and to management and on such other qualifications and factors as the Nominating Committee considers appropriate, including the following factors (1) personal and professional integrity, ethics and values, (2) experience in corporate management, such as serving as an officer or former officer of a publicly held company, (3) experience in the Company’s industry, (4) experience as a board member of another publicly held company, (5) diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company, (6) practical and mature business judgment and (7) the composition of the Board of Directors, such as size and structure. The Nominating Committee will consider recommendations for director nominees submitted by stockholders. All such recommendations must be delivered in accordance with the provisions of our bylaws and addressed to our Secretary who will forward such stockholder recommendations to the Nominating Committee for consideration. To be eligible for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders, stockholder nominations must be received by our Secretary no later than December 31, 2010. We also require that the members of our Board of Directors be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on our behalf, including attending Board of Directors and applicable committee meetings. In addition to identifying and recommending qualified candidates to serve as directors, the Nominating Committee studies and makes recommendations to the Board of Directors concerning the size of the Board of Directors.
Certain Relationships and Related Transactions
The Audit Committee reviews and approves transactions in which Cardo was or is to be a participant, where the amount involved exceeded or will exceed $120,000 annually and any of our directors, executive officers or their immediate family members had or will have a direct or indirect material interest. We have a written policy stating that the Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The related party transaction will not be approved unless at a minimum it is for our benefit and is upon terms no less favorable to us than if the related party transaction was with an unrelated third party. In Fiscal 2009, no related party transaction occurred where this process was not followed.

Ladenburg
The Company appointed Ladenburg as the Company’s exclusive placement agent for the private placement offering that closed in October and November 2009. Dr. Phillip Frost, through Frost Gamma Investments Trust, is a common principal stockholder of both the Company and of Ladenburg. Furthermore, certain senior managers of the placement agent are stockholders of the Company. After reviewing all information related to the transaction between the Company and Ladenburg, a potential related party transaction, the Company’s Audit Committee approved the related party transaction. Ladenburg, as the placement agent, for acting in such capacity for the shares of common stock offered in the private placement offering, received: (i) a cash commission equal to eight percent (8%) of the gross proceeds from the offering that was received from Approved Investors; (ii) a cash non-accountable expense allowance equal to one percent (1%) of the gross proceeds of the offering to Approved Investors; (iii) reimbursement of Ladenburg’s out-of-pocket expenses related to the offering, including its legal fees and expenses up to $40,000; and (iv) the issuance to Ladenburg of warrants to purchase 575,613 shares of common stock equal to six percent (6%) of the number of shares sold in the offering to Approved Investors, at an exercise price of $0.44 per share. The approximate dollar value of the related party transaction is $317,198.
Frost Gamma Investments Trust
On June 30, 2009, in connection with a private placement of shares of the Company’s common stock, Frost Gamma Investments Trust purchased 857,143 shares of the Company’s common stock for an aggregate purchase price of $300,000. At the time of the purchase, Frost Gamma Investments Trust was a 10% shareholder of the Company’s stock.
On October 27, 2009, in connection with a private placement of shares of the Company’s common stock, Frost Gamma Investments Trust purchased 1,428,572 shares of the Company’s common stock for an aggregate purchase price of $500,000. At the time of the purchase, Frost Gamma Investments Trust was a 10% shareholder of the Company’s stock.
Dr. Stephen Liu
On June 30, 2009, in connection with a private placement of shares of the Company’s common stock, PacRim Capital Partners, LLC (“PacRim”) purchased 600,000 shares of the Company’s common stock for an aggregate purchase price of $210,000. At the time of the purchase, Dr. Stephen Liu served as the President and Managing Member of PacRim, positions he held until January 2010. Dr. Liu currently serves as a director of PacRim and currently holds a 35% ownership interest in PacRim.
On October 27, 2009, in connection with a private placement of shares of the Company’s common stock, Portal Venture LLC (“Portal Venture”) purchased 2,000,000 shares of the Company’s common stock for an aggregate purchase price of $700,000. At the time of the purchase, Dr. Liu served as the Managing Member of Portal Venture, a position he held until January 2010. Dr. Liu currently holds a 35% ownership interest in Portal Venture.
Dr. Liu was elected to our Board of Directors on April 8, 2010.
Communications with the Board of Directors and Non-Management Directors
Stockholders who wish to communicate with the Board of Directors, any individual director, or the non-management directors as a group can write to our Chairman and Chief Executive Officer, Andrew A. Brooks, M.D. The letter should include a statement indicating that the sender is a stockholder of ours. Depending on the subject matter, an officer of ours will either:
•	forward the letter to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or
•	not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board of Directors, present a summary of any non-routine or non-ministerial, relevant and proper letters received since the last meeting that were not forwarded to the Board of Directors and will make those letters available to the Board of Directors upon request.
Compensation of Directors
We do not pay our directors compensation in connection with their service to the Board. We reimburse our directors for reasonable travel expenses related to that director’s attendance at Board of Directors and committee meetings.
As of December 31, 2009, all non-employee directors, except Dr. Liu, hold an option to purchase 40,000 shares of common stock. Such options were originally issued by Cardo Medical, LLC, which converted into options to purchase shares of our common stock in connection with the reverse merger we completed in August 2008 (the “Merger”).
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth a summary of compensation awarded to, earned by or paid to the executive officers of Cardo.

Name and					Stock	All Other
Principal Position	Year	Salary		Bonus	Options(1)(2)	Compensation	Total
Andrew A. Brooks	2009	$250,000		$—	$—	$—	$250,000
Chairman of the Board	2008	104,167	(3)	—	29,250	—	133,417
and Chief Executive Officer
Michael Kvitnitsky	2009	220,000		—	—	—	220,000
Chief Operating Officer	2008	156,140	(4)	—	26,000	—	182,140
and President
Derrick Romine	2009	180,000		—	—	—	180,000
Chief Financial Officer	2008	165,000	(5)	—	61,100	—	226,100

(1)	Options originally issued by Cardo Medical, LLC. In connection with the Merger, these options converted into options to purchase shares of our common stock.

(2)	This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for grants of option awards. The methodologies and assumptions utilized in the valuation of these awards are set forth in Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

(3)	Reflects salary paid to Dr. Brooks from August 1, 2008 to December 31, 2008.

(4)	Includes $34,140, which reflects 5% of the net receipts from the sale of the Align 360TM unicompartmental knee product, which Mr. Kvitnitsky was entitled to receive in accordance with his compensation arrangement with us. See “Employment Agreements and Change in Control Arrangements-Compensation Arrangement with Michael Kvitnitsky” below.

(5)	Reflects salary paid to Mr. Romine from February 1, 2008 to December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Equity
								incentive	Equity
								plan	incentive
								awards:	plan
			Equity					Number	awards:
			incentive					of	Market or
			plan					unearned	payout
			awards:				Market	shares,	value of
	Number of	Number of	Number of			Number of	value of	units or	unearned
	securities	securities	securities			shares	shares or	other	shares, units
	underlying	underlying	underlying			or units of	units of	rights	or other
	unexercised	unexercised	unexercised	Option	Option	stock that	stock that	that have	rights that
	options (#)	options (#)	unearned	exercise	expiration	have not	have not	not	have not
Name	exercisable	unexercisable(1)	options (#)	price ($)	date	vested (#)	vested ($)	vested (#)	vested ($)
Andrew A. Brooks,	45,000	180,000	—	$0.23	8/29/18	—	—	—	—
Chairman of the Board and Chief Executive Officer

Michael Kvitnitsky,	40,000	160,000	—	$0.23	8/29/18	—	—	—	—
Chief Operating Officer and President

Derrick Romine,	94,000	376,000	—	$0.23	8/29/18	—	—	—	—
Chief Financial Officer

(1)	These options were granted on August 29, 2008 and the options reflected in this column vest in four equal installments on August 29, 2010, August 29, 2011, August 29, 2012 and August 29, 2013.
Oversight of Executive Compensation Programs
Based upon the Compensation Committee’s review of our compensation design features, and our applied compensation philosophies and objectives, the Compensation Committee determined that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.
Employment Agreements and Change in Control Arrangements
Michael Kvitnitsky Employment Agreement, as Terminated as of June 23, 2008
On January 31, 2005, Michael Kvitnitsky entered into an employment agreement with Accin Corporation (“Accin”), under which he served as Chief Executive Officer of Accin. Accin assigned this agreement to Cardo Medical, LLC’s wholly-owned subsidiary, Accelerated Innovation, LLC, on May 21, 2007, along with substantially all of the other assets of Accin. On June 6, 2008, Mr. Kvitnitsky and Accelerated Innovation entered into an amendment to this employment agreement to remove references to a shareholders agreement for Accin. On June 23, 2008, Cardo Medical, LLC acquired all of the ownership interests in Accelerated Innovation held by Accin, and Accelerated Innovation became the wholly-owned subsidiary of Cardo Medical, LLC. Upon the closing of this acquisition, Mr. Kvitnitsky and Accelerated Innovation terminated Mr. Kvitnitsky’s employment agreement.

Prior to its termination, the term of the employment agreement was from June 1, 2005 through May 30, 2008, with automatic renewal thereafter for successive one-year periods ending on each May 30, unless (i) either party elected to terminate the employment agreement at the end of the then-current term by giving the other party four months’ advance written notice, or unless the agreement was earlier terminated by Accelerated Innovation for “Cause” or by Mr. Kvitnitsky for “Good Reason,” as defined in the employment agreement. The employment agreement was automatically renewed for one year on May 30, 2008 and terminated by mutual agreement effective June 23, 2008. Under this employment agreement, Mr. Kvitnitsky was entitled to receive the following compensation and benefits:
•	Initial annual base salary of $52,000;

•	Eligibility to receive stock options upon implementing a stock option plan;

•	Eligibility to share in “milestone” payments;

•	Five weeks of paid time off, including sick, vacation and personal days;

•	Reimbursement for all reasonable and necessary business-related expenses;

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to other employees; and

•	Certain severance benefits if his employment was terminated by Accelerated Innovation without Cause or by Mr. Kvitnitsky for Good Reason.
If Mr. Kvitnitsky failed to perform his duties under this agreement or to otherwise comply with the terms of this agreement, or if Mr. Kvitnitsky did not cure that failure within 30 days after his receipt of written notice of the failure, his employment would have been terminated. Mr. Kvitnitsky would have been afforded a reasonable opportunity to be heard by the Board of Directors prior to termination.
Compensation Arrangement with Michael Kvitnitsky, as Terminated as of June 23, 2008
Michael Kvitnitsky was entitled to receive 5% of net receipts from the sale of the Align 360 unicompartmental knee product. For the year ended December 31, 2006, Accin (the party from which Cardo Medical, LLC acquired its medical device business in 2007) paid $100,000 to Mr. Kvitnitsky under this arrangement, and paid him $6,863 for the period from January 1, 2007 through May 21, 2007 (the date of sale of Accin’s business to Cardo Medical, LLC). For the period from May 21, 2007 through December 31, 2007, Accelerated Innovation (which acquired Accin’s medical device business) paid $22,918 to Mr. Kvitnitsky under this arrangement, and paid him $26,933 for the six months ended June 30, 2008.
Derrick Romine Employment Offer Letter
Derrick Romine serves as the Chief Financial Officer of Cardo Medical, LLC, and will serve in that same capacity for the Company, on an at-will basis pursuant to an employment offer letter dated September 5, 2008. This offer letter provides that Mr. Romine will receive an annual base salary of $180,000, a discretionary bonus of up to a maximum amount of $45,000 based on specific performance objectives tied to the Company meeting its financial targets, and reimbursement for normal business expenses. In addition, he is entitled to participate in all health insurance and employee benefits adopted by the Company and is eligible to accrue three weeks of vacation during his first year of employment. The offer letter also confirmed the grant of options to Mr. Romine exercisable for units of membership interests in Cardo Medical, LLC, which converted into options exercisable for shares of common stock of the Company upon completion of the Merger.
If the Company terminates Mr. Romine’s employment without “Cause” (as defined below), or if he terminates his employment without “Good Reason” (as defined below), at any time on or prior to September 4, 2010, Mr. Romine will be entitled to the following severance benefits: the Company will pay Mr. Romine the sum of six months of his then-current monthly salary as severance payment to be paid in bi-weekly installments so long as he does not work or otherwise provide services to a competitor of the Company during that six-month period. Fifty percent of Mr. Romine’s unvested options will become fully exercisable as of the date of termination of his employment and, together with any vested options at the termination date, may be exercised pursuant to the terms thereof within 90 days of the termination date (or one year after the termination date if Mr. Romine dies during that 90-day period). The remaining unvested options at the termination date, to the extent not then presently exercisable, shall terminate as of the termination date and shall not be exercisable thereafter.

If Mr. Romine is terminated for Cause, or if he voluntarily terminates his employment or resigns from his positions with the Company without Good Reason, he will not be entitled to the Severance Benefits. As used in the offer letter, the term “Cause” means an act or omission that constitutes fraud, deceit, intentional misconduct, a knowing violation of law, recklessness or gross negligence that materially and adversely has affected or affects the business of the Company, a material breach of any of Mr. Romine’s obligations under any written agreement with the Company, or material nonperformance of his duties to the Company which has not been cured after 15 days’ written notice from the Company setting forth in reasonable detail the nature of the nonperformance. As used in the offer letter, the term “Good Reason” means a material breach by the Company of any of their obligations under any written agreement with Mr. Romine, a substantial and unusual reduction in his duties, responsibilities or authority, or receipt of instructions to take actions in violation of law that has not been cured after 15 days’ written notice from Mr. Romine to the Company and setting forth in reasonable detail the nature of the action giving rise to the claim of Good Reason.
Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulation to furnish us with copies of all such reports they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners for the fiscal year ended December 31, 2009 (“Fiscal 2009”) were complied with except Frost Gamma Investments Trust, a greater than ten percent stockholder, did not timely file a Form 4 reporting one transaction on June 30, 2009. This Form 4 was filed on October 27, 2009.
APPROVAL OF THE CARDO MEDICAL, INC. 2010 EQUITY INCENTIVE PLAN
(Proposal No. 2)
General
On April 8, 2010, our board of directors approved the Cardo Medical, Inc. 2010 Equity Incentive Plan (the “Plan”), subject to stockholder approval. The effective date of the Plan is April 8, 2010. The following discussion is qualified in its entirety by the text of the Plan which is included with this proxy statement as Appendix A.
Awards
Awards granted under the Plan may consist of incentive stock options, stock appreciation rights (SAR), restricted stock grants, restricted stock units (RSU) performance shares, performance units or cash awards. Each award is subject to the terms and conditions set forth in the Plan and to those other terms and conditions specified by the Compensation Committee and memorialized in a written award agreement.
Shares Subject to the Plan
Subject to adjustment in certain circumstances as discussed below, the Plan authorizes up to 23,000,000 shares of our common stock for issuance pursuant to the terms of the Plan. If and to the extent Awards granted under the Plan terminate, expire, cancel, or are forfeited without being exercised and/or delivered, the shares subject to such awards again will be available for grant under the Plan. Additionally, to the extent any shares subject to an award are tendered and/or withheld in settlement of any exercise price and/or any tax withholding obligation associated with that award, those shares will again be available for grant under the Plan.

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by the Compensation Committee to: (i) the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) the number, class and/or issuer of securities subject to outstanding awards; and (iii) the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.
Administration
The Plan will be administered and interpreted by the Compensation Committee, provided that our board of directors may in any instance perform any of the functions of the Compensation Committee. The Compensation Committee will have full authority to grant awards under the Plan and determine the terms of such awards, including the persons to whom awards are to be granted, the type and number of awards to be granted and the number of shares of our common stock to be covered by each award. The Compensation Committee will also have full authority to specify the time(s) that which awards will be exercisable or settled.
Eligibility
Employees, directors, and independent contractors are eligible to participate in the Plan, provided, however, that only employees of ours or our subsidiaries are eligible to receive incentive stock options. As of April 20, 2010, we had 20 employees and eight directors. From time to time, we engage independent contractors.
Per Person Limitations
Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the Plan to any Single Participant.
The maximum aggregate number of shares of common stock underlying all awards measured in shares of common stock (whether payable in common stock, cash or a combination of both) that may be granted to any single participant in respect of any fiscal year of the Company shall be 1,500,000 shares.
Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the 2010 Equity Incentive Plan to Any Single Participant.
The maximum dollar amount that may be paid to any single participant with respect to all awards measured in cash (whether payable in common stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $1,500,000.
Stock Options
General. The Compensation Committee may grant options qualifying as incentive stock options (ISO) within the meaning of Section 422 of the Code and/or Non-Qualified Stock Options (NQSO) in accordance with the terms and conditions set forth in the Plan.
Term, Purchase Price, Vesting and Method of Exercise of Options. The exercise price of any stock option granted under the Plan will be no less than the fair market value of such stock on the date the option is granted.
The Compensation Committee may determine the option exercise period for each option; provided, however, that the exercise period of any option intended to be an ISO, may not exceed ten (10) years from the date of grant. Vesting for each option will also be determined by the Compensation Committee.
Generally, payment of the option price may be made (i) in cash, (ii) in the sole discretion of the Compensation Committee, by the delivery of shares of the Company then owned by the participant, by the withholding of shares of for which an option is exercisable, or by a combination of these methods., (iii) by such other lawful method as the Compensation Committee may approve. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of our common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

SARs
The Compensation Committee is authorized to grant SARs pursuant to the terms of the Plan. Upon exercise of a SAR, the participant is entitled to receive an amount equal to the difference between the fair market value of the shares of our common stock underlying the SAR on the date of grant and the fair market value of the shares of our common stock underlying the SAR on the date of exercise. Such amount may be paid in cash or shares of our common stock as determined by the Compensation Committee.
Restricted Stock Awards
The Compensation Committee is authorized to grant awards of restricted stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment in certain circumstances. The restricted period generally is established by the Compensation Committee. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Compensation Committee, an award of restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.
RSUs
The Compensation Committee is authorized to issue RSUs pursuant to the terms of the Plan. A RSU is a contractual promise to issue shares and/or cash in an amount equal to the fair market value (determined at the time of distribution) of the shares of our common stock subject to the award, at a specified future date, subject to the fulfillment of vesting conditions specified by the Compensation Committee. Prior to settlement, a RSU carries no voting or dividend rights or other rights associated with stock ownership. A RSU award may be settled in our common stock, cash, or in any combination of our common stock and/or cash; provided, however, that a determination to settle a RSU in whole or in part in cash shall be made by the Compensation Committee, in its sole discretion.
Performance Awards
In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), the Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The Compensation Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.
Amendment and Termination of the Plan
The term of the Plan is 10 years. Our board of directors may amend, alter or discontinue the Plan at any time, provided however, that any amendment that increases the aggregate number of shares of our common stock that may be issued or transferred under the Plan, or changes the class of individuals eligible to participate in the Plan, will be subject to approval by our stockholders.

Accelerated Vesting Upon a Change in Control
Notwithstanding any other provision of the Plan to the contrary, and without limiting the powers of the Compensation Committee under the Plan, if there is a Change in Control of the Company, as defined in the Plan, the vesting date and/or payout of each outstanding award shall be accelerated so that each such award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of common stock subject to such award. Upon the consummation of any Change in Control, all outstanding awards under the Plan shall, to the extent not previously exercised, may either be assumed by any successor corporation or parent thereof or be replaced with a comparable award with respect to shares of common stock of such successor corporation or parent thereof.
New Plan Benefits
Because future awards under the Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. However, information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans is presented above in the “Summary Compensation Table” and “Grants of Plan-Based Awards Table.”
Federal Income Tax Consequences under the Plan
Set forth below is a general description of the federal income tax consequences relating to awards granted under the Plan. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.
NQSOs
There are no federal income tax consequences to participants or to us upon the grant of a NQSO. Upon the exercise of a NQSO, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Upon the sale of shares acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).
ISOs
Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss equal to the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.
If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant, also known as a disqualifying disposition, the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

SARs
The participant will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income equal to the value of the shares of our common stock and/or cash received upon such exercise, and we will be entitled to a corresponding deduction. Shares received in connection with the exercise of a SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.
Restricted Stock
A participant normally will not recognize taxable income upon the award of restricted stock, and we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the shares of common stock are either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares of common stock subject to the award at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.
A participant may, however, elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the difference between the fair market value of the shares of common stock subject to the award at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. Any gain or loss recognized by the participant upon subsequent disposition of the share of common stock will be capital gain or loss (long-term or short-term, depending on how long the shares were held). If, after making the election, any share of common stock subject to an award is forfeited, the participant will not be entitled to any tax deduction or tax refund.
RSUs
A participant will not recognize taxable income upon the grant of a RSU, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the participant, generally at the end of the vesting period. At the time of transfer, the participant will recognize ordinary income equal to the value of the shares of common stock and/or cash. We will be entitled to a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a RSU Award will result in capital gain or loss (based upon the difference between the price received upon disposition and the participant’s basis in those shares — i.e., generally, the market value of the shares at the time of their distribution).
Section 162(m)
Under the Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant and awards that are conditioned upon achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that such awards under the Plan will be fully deductible under all circumstances. In addition, other awards under the Plan generally will not so qualify, so that compensation paid to certain executives in connection with those awards may, to the extent it and other non-exempt compensation exceed $1,000,000 in any given year, be subject to the deduction limitation of Section 162(m) of the Code.
Vote Required and Recommendation
The Board of Directors recommends a vote FOR the approval of the Plan. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval of the Plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE CARDO MEDICAL, INC. 2010 EQUITY INCENTIVE PLAN.

Equity Compensation Plan Information
The following table summarizes the number of outstanding options granted to employees, service providers and directors under the Company’s compensation plans and arrangements as of the fiscal year ended December 31, 2009. For a description of equity compensation plans not approved by security holders see Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

	Number of securities			Number of securities
	to be issued upon		Weighted-average	remaining available
	exercise of		exercise price of	for future issuance
	outstanding options,		outstanding options,	under equity
	warrants and rights		warrants and rights	compensation plans

Equity compensation plans not approved by security holders	—		—	—

Equity compensation plans approved by security holders	2,036,000	(1)	$0.23	—

Total	2,036,000		$0.23	—

(1)	Consist of options to purchase shares, which we assumed in connection with the Merger.
Changes In and Disagreements with Accountants on Accounting and Financial Disclosure
On October 24, 2008, we dismissed Pender Newkirk & Company LLP (“Pender”) as our independent registered public accounting firm. Concurrent with this action on the same date, our Audit Committee appointed Stonefield Josephson, Inc. (“Stonefield”) as our new independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee and ratified by the Board of Directors.
The audit report of Pender on the financial statements of clickNsettle.com, Inc., the predecessor of Cardo Medical, Inc. with whom we completed a reverse merger, as of and for the year ended June 30, 2008, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the period from October 3, 2007, the date we hired Pender, to the end of the most recent fiscal year on June 30, 2008 and from July 1, 2008 to the date of our dismissal of Pender, there have been no disagreements with Pender on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Pender’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.
We provided Pender with a copy of the foregoing disclosures. A copy of a letter from Pender to the Securities and Exchange Commission, dated October 24, 2008, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on October 29, 2008.
During the two most recent fiscal years, and the subsequent interim period prior to engaging Stonefield, neither the Company nor anyone on its behalf consulted Stonefield regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided by Stonefield that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Fees to Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by Pender and Stonefield, our current independent registered public accounting firm, for the audit of our annual financial statements, fees for audit-related services, tax services and all other services. We have selected Stonefield as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

	Fiscal	Fiscal
	2009	2008
Audit fees	$175,000	$192,000
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—

	$175,000	$192,000

We did not have any audit related fees, tax fees or other fees during Fiscal 2008 and Fiscal 2009. Our Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. At each Audit Committee meeting, our Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for pre-approval. Our Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.
Each year, the independent registered public accounting firm’s retention to audit our financial statements, including the associated fee, is approved by our Audit Committee before the filing of the preceding year’s Annual Report on Form 10-K.
A representative of Stonefield is not expected to be present at the Annual Meeting. As a result, a representative of Stonefield will not have the opportunity to make a statement and will not be available to respond to appropriate questions.
Audit Committee Report
The Audit Committee of the Board of Directors is responsible for, among other things, monitoring:
•	the integrity of our financial statements;

•	our system of internal controls; and

•	the independence, qualifications and performance of our independent registered public accounting firm.
Our management is responsible for the preparation, presentation and integrity of our financial statements, and our accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles and for expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee’s responsibility is to independently monitor and review these processes and to review and discuss management’s report on our internal control over financial reporting. However, the Audit Committee must rely, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee consults with and discusses these matters and its questions and concerns with management and our independent registered public accounting firm, its oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the integrated audit of our financial statements and internal control over financial reporting has been carried out in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that our registered public accounting firm is in fact “independent.”
In this context, the Audit Committee held five meetings during Fiscal 2009. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and our independent registered public accounting firm, Stonefield Josephson, Inc. The Audit Committee discussed with our independent registered public accounting firm, with and without management present, the results of their examinations and their evaluations of our financial statements and internal control over financial reporting.
The Audit Committee also discussed with the independent registered public accounting firm those matters required to be discussed under the rules adopted by the PCAOB, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from us and our management, as required by the PCAOB rules. The Audit Committee’s discussions also included a discussion of the background and experience of the Stonefield Josephson, Inc. audit team assigned to us and the quality control procedures established by Stonefield Josephson, Inc.
Stonefield Josephson, Inc. has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm their independence from us. When considering Stonefield Josephson, Inc.’s independence, the Audit Committee considered whether their provision of services to us beyond those rendered in connection with their integrated audit and quarterly review work was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the nature of the non-audit services provided and the amount of fees paid to Stonefield Josephson, Inc. for their audit and non-audit services, both separately and in the aggregate.
Based on the Audit Committee’s review and its meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2009 be included in our Annual Report on Form 10-K.
Submitted by the Members of the Audit Committee:
Subbarao Uppaluri (Chair)
Joseph Loggia
Thomas H. Morgan
OTHER BUSINESS
As of the date of this proxy statement, the Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF MATERIALS
We are sending only one copy of this Proxy Statement and our Annual Report to those households in which multiple stockholders share the same address unless we have received instructions from a stockholder requesting receipt of separate copies of these materials. If you are a stockholder of ours, who shares the same address as other stockholders of ours, and would like to receive a separate copy of this Proxy Statement or our Annual Report, please send a written request to the attention of the Secretary of Cardo Medical, Inc., 9701 Wilshire Boulevard, Suite 1100, Beverly Hills, California 90212 or contact Michael Kvitnitsky at (973) 777-8832 extension 302. Indicate which materials you want and the address to which they should be mailed. If you share the same address as multiple stockholders and would like us to send only one copy of future proxy statements, information statements and annual reports, please contact us at the address or telephone number listed above.
STOCKHOLDER PROPOSALS
Stockholders interested in presenting a proposal for consideration at our next annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Exchange Act and in our Amended and Restated Bylaws. To be eligible for inclusion in our proxy statement and form of proxy relating to that meeting, stockholder proposals must be received by our Secretary no later than December 31, 2010. For business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice as prescribed in the Amended and Restated Bylaws and as summarized above.

By Order of the Board of Directors,

Joshua B. Weingard
Chief Legal Officer and Corporate Secretary
Beverly Hills, California
April 30, 2010

Appendix A
CARDO MEDICAL, INC.
2010 EQUITY INCENTIVE PLAN
1. DEFINITIONS
The following terms shall have the following meanings unless the context indicates otherwise:
1.1. “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.
1.2. “Award” shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.
1.3. “Award Agreement ” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.
1.4. “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.
1.5. “Board” shall mean the Board of Directors of the Company.
1.6. “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.
1.7. “Cause” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee, (iv) material breach of any agreement with or duty owed to the Company and/or its subsidiaries applicable to the Employee, or (v) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude.
1.8. “Change in Control of the Company” or “Change in Control ” shall mean the occurrence of any of the following events:
(a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) the Frost Group, LLC or any of its Affiliates becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.
(b) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;
(c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
1.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
1.10. “Committee” shall mean the Board’s Compensation Committee or any other committee of the Board appointed to administer this Plan.
1.11. “Common Stock” shall mean the common stock of the Company.
1.12. “Company” shall mean Cardo Medical, Inc., a Delaware Corporation.

1.13. “Disability” shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto) and has applied for and been granted Long Term Disability under the Company’s Long Term Disability Plan. The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.
1.14. “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.
1.15. “Effective Date” shall mean the date on which the Board adopts the Plan.
1.16. “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).
1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.
1.18. “Fair Market Value ” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:
(a) if a security is listed or trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or
(b) if such security is not listed or trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee.
1.19. “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.
1.20. “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.
1.21. “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.
1.22. “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee.
1.23. “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.
1.24. “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.
1.25. “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.
1.26. “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.
1.27. “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.
1.28. “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).
1.29. “Plan” shall mean the Cardo Medical, Inc. 2010 Equity Incentive Plan, as it may be amended from time to time.
1.30. “Retirement” shall mean the termination of the employment, other than for Cause or due to death or Disability, of a Participant who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.
1.31. “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.
1.32. “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.
1.33. “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.34. “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.
1.35. “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.
1.36. “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.
1.37. “Vest ” shall mean:
(a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or
(b) with respect to Awards other than Stock Options and SARs, when the Participant has:
(i) an unrestricted right to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to such Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and
(ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below
1.38. “Vesting Date” shall mean the date or dates on which an Award Vests.
1.39. “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
2. PURPOSE AND TERM OF PLAN
2.1. Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.
2.2. Term. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months before or after the Effective Date, and such approval by the shareholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for ten years or until earlier terminated by the Board and no Award may be granted under the Plan on a date that is more than ten years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.
3. ELIGIBILITY AND PARTICIPATION
3.1. Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his eligibility to participate in the Plan.
3.2. Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 7.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4. ADMINISTRATION
4.1. Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder.
4.2. Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.
4.3. Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:
(a) to determine eligibility for participation in the Plan and to select Participants;
(b) to determine eligibility for and the type and size of an Award granted under the Plan;
(c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;
(d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;
(e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;
(f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;
(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards
(h) to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;
(i) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;
(j) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and
(k) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.
4.4. Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.
4.5. Delegation of Authority. To the extent permitted by applicable law, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority (a) to make Awards to Participants or (b) under Sections 4.3 (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) or Section 16 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6. Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.
4.7. Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.
4.8. Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.
5. SHARES SUBJECT TO PLAN
5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 23,000,000 shares (the “Total Plan Shares”). In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. Awards that are payable only in cash are not subject to this Section 5.1.
5.2. Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

5.3. No Repricing. Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.3. This Section 5.3 may not be amended, altered or repealed by the Committee or the Board without the approval of the shareholders of the Company.
6. MAXIMUM INDIVIDUAL AWARDS
6.1. Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the Plan to Any Single Participant. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant in respect of any fiscal year of the Company shall be 1,500,000 shares, subject to adjustment as provided in Section 5.2 above.
6.2. Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the Plan to Any Single Participant. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $1,500,000.
7. STOCK OPTIONS
7.1. In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.
7.2. Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.
7.3. Term of Stock Option. The Committee shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 14 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.
7.4. Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25% of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.
7.5. Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.6. Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.
7.7. Conversion Stock Options. The Committee may, in its sole discretion and upon such terms and conditions as it deems appropriate, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:
(a) the stock or all or substantially all of the assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or
(b) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date ”) shall have substantially the same economic value as the Original Option as of the Conversion Stock Option Grant Date.
8. STOCK APPRECIATION RIGHTS
8.1. In General. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee. If a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement shall be the Fair Market Value of the Common Stock on the date such Stock Option was granted, the SAR shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and the SAR shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.
9. STOCK AWARDS AND STOCK UNITS
9.1. Stock Awards. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. As a condition to any Stock Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award. Any share certificate issued in connection with a Stock Award may be held in the custody of the Company and will bear the following legend and/or any other legend required by this Plan, the applicable Award Agreement or applicable law:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE CARDO MEDICAL, INC. 2010 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND CARDO MEDICAL, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF CARDO MEDICAL, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF CARDO MEDICAL, INC.

9.2. Stock Units. The Committee may, in its sole discretion, grant Stock Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.
9.3. Payout of Stock Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.
10. PERFORMANCE SHARES AND PERFORMANCE UNITS
10.1. Performance Shares. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below. With respect to the Performance Shares, the Participant shall have none of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless and until such Performance Shares shall have been Vested and distributed to the Participant.
10.2. Performance Units. The Committee may, in its sole discretion, grant Performance Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.
10.3. Payout of Performance Shares or Performance Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11. CASH AWARDS
11.1. In General. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.
12. PERFORMANCE-BASED AWARDS
12.1. In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).
12.2. Qualification of Performance-Based Awards. Awards shall only qualify as Performance-Based Awards under the Plan if:
(a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);
(b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) a SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;
(c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);
(d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and
(e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.
12.3. Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.
13. CHANGE IN CONTROL
13.1. Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change of Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

13.2. Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.
13.3. Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.
14. TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE
14.1. Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:
(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and
(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:
(i) the end of the 12-month period following the date of the Participant’s death, or
(ii) the date the Stock Option or SAR would otherwise expire.
14.2. Termination of Employment for Cause. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.
14.3. Termination of Employment Due to Retirement or Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to Retirement or Disability of the Participant:
(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and
(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:
(i) the end of the 36-month period following the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, or
(ii) the date the Stock Option or SAR would otherwise expire.
14.4. Other Terminations of Employment. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated for any reason other than for Cause, retirement or due to death or Disability:
(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of;
(i) the end of the 12-month period following the date of the termination of the Participant’s employment, or
(ii) the date the Stock Option or SAR would otherwise expire.

14.5. Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 14.4 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 14.1, 14.2 or 14.3, as applicable.
14.6. Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:
(a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;
(b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or
(c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.
(d) Cancellation and Rescission of Awards Due to Detrimental Activity. Unless the Award Agreement specifies otherwise, and regardless of whether the Participant’s employment or engagement with the Company is terminated (whether for Cause or otherwise), the Committee may cancel, rescind, or otherwise withhold any Awards held by a Participant, whether Vested or non-Vested, and any such Awards shall immediately be forfeited by such Participant at any time that the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” For purposes of this Section 14.6, “Detrimental Activity” shall include: (i) the rendering of services, directly or indirectly, to or for the benefit of any organization or engaging directly or indirectly in any business which is competitive with the Company, or which organization or business, or the rendering of services to or for the benefit of such organization, is prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any “confidential information,” as defined in the Company’s Employee Handbook, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign exclusively to the Company, all right title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rule, policy, procedure or guideline of the Company, including but not limited to the Company’s Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or render services other than for the Company, or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, or partner of the Company, other than in connection with the Company’s business; (vi) the Participant being convicted of, or entering a guilty plea with respect to a crime, whether or not connected with the Company; (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or (viii) any agreement, whether or not in writing, to do any of the foregoing. Upon exercise, payment or delivery pursuant to an Award, the Participant may be required to certify, in a manner acceptable to the Committee, that he or she is in compliance with all of the terms and conditions of the Plan and is not and has not engaged in any Detrimental Activity. In the event a Participant fails to comply with the provisions of this Section 14.6 after the grant of the Award and prior to, or during the six months after any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

15. TAXES
15.1. Withholding Taxes. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant whose Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder has Vested, or who exercises a Stock Option or SAR granted hereunder to reimburse the Company or the Subsidiary which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which employs such Participant, shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.
15.2. Use of Common Stock to Satisfy Withholding Obligation. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a “fixed plan” under Accounting Principals Board Opinion No. 25), (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.
15.3. No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.
16. AMENDMENT AND TERMINATION
16.1. Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.
16.2. Amendment of Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan, the Board or the Committee may amend the Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

16.3. Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 14.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.
17. MISCELLANEOUS
17.1. Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.
17.2. Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution.
17.3. Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.
17.4. Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange or other market system on which the Company’s securities are listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
17.5. No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6. No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.
17.7. Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 17.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.
17.8. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement.
17.9. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.
17.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
17.11. Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
17.12. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.

CARDO MEDICAL, INC. 9701 WILSHIRE BOULEVARD, SUITE 1100 BEVERLY HILLS, CALIFORNIA 90212 ANNUAL MEETING OF STOCKHOLDERS OF CARDO MEDICAL, INC. JUNE 16, 2010 PROXY This Proxy is solicited on behalf of the Board of Directors of Cardo Medical, Inc. The undersigned hereby appoints Andrew A. Brooks, M.D. and Derrick Romine, and each of them, acting alone, with the power to appoint his substitute, as proxies to represent the undersigned and vote as designated on the reverse side, all of the shares of Common Stock of Cardo Medical, Inc. held of record by the undersigned at the close of business on April 20, 2010, at the Annual Meeting of Stockholders to be held on June 16, 2010 at 10:00 a.m. Eastern Standard Time, at the New Jersey office of Cardo Medical, Inc., 10 Clifton Boulevard, Suite B-1, Clifton, New Jersey 07011, and at any adjournment or postponement thereof. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact Michael Kvitnitsky at (973) 777-8832. Please complete, date and sign this Proxy on the reverse side, and mail it promptly in the enclosed envelope. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2010 The accompanying proxy statement and the 2009 Annual Report on Form 10-K are available at www.cardomedical.com (Continued and to be signed on the reverse side) {M2928204;1}

(continued from reverse side) The Board of Directors of Cardo Medical, Inc. unanimously recommends a vote “FOR” each of the nominees for director and “FOR” the approval of the Cardo Medical, Inc. 2010 Equity Incentive Plan. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X] 1. Election of eight directors. NOMINEES: Andrew A. Brooks, M.D. Michael Kvitnitsky Stephen Liu, M.D. Joseph Loggia Thomas H. Morgan Ronald N. Richards, Esq. Steven D. Rubin, Esq. Subbarao Uppaluri, Ph.D. [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name(s) below. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ] 2. Approval of the Cardo Medical, Inc. 2010 Equity Incentive Plan. FOR AGAINST ABSTAIN [ ] [ ] [ ] 3. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the June 16, 2010 meeting. Signature of Stockholder Date: Signature of Stockholder Date: NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each stockholder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.